                                                                   Exhibit 10.26

             1996-A AMENDMENT TO 1996 MONEYGRAM_ MASTER AGREEMENT


     THIS 1996-A AMENDMENT (herein "1996-A Amendment") is entered into as of the 21st day of March 1996, by and between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation (herein "Amex") and ACE CASH EXPRESS, INC., a Texas corporation (herein "Agent").


                                 RECITALS

     A. Amex and Agent are parties to that certain 1996 MoneyGram_ Master Agreement dated as of February 1, 1996, to which that certain MoneyGram_ Agency and Trust Agreement (as modified therein) is attached as Exhibit A and that
                                                         ---------
certain Amendment to Master Agreement dated July 15, 1995, is attached as Exhibit B, such agreement and exhibits (as now or hereafter amended) herein
- ---------
collectively the "1996 MoneyGram Agreement." Unless otherwise defined in this 1996-A Amendment, any capitalized term used herein shall have the meaning ascribed to it in the 1996 MoneyGram Agreement.

     B. Agent intends to acquire the additional locations at which the parties desire Money Transfer Services to be conducted and which are set forth on
Schedule 1996A-1 attached hereto and made a part hereof (herein the "Additional Locations").

     C. With respect to the 1996 MoneyGram Agreement and the Additional Locations, the parties desire to provide for (i) a minimum five-year term, (ii) a minimum annual commission, (iii) a signing bonus payable to Agent and (iv) free assignability.

     IN CONSIDERATION of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

II.  Signing Bonus.   The Additional Locations shall become additional Money
Transfer Services locations subject to the 1996 MoneyGram Agreement upon their acquisition and operation by Agent. The date of conversion of all Additional Locations to Money Transfer Services by Agent shall occur no later than March 1, 1996. At such time as the Additional Locations become subject to the 1996 MoneyGram Agreement and are converted to Money Transfer Services, Amex will pay to Agent a signing bonus equal to the amount(s) set forth for the Additional Locations on Schedule 1996A-1 attached hereto and made a part hereof (herein the "Signing Bonus") within thirty (30) days following the date on which all such Additional Locations shall be able to conduct Money Transfer Services pursuant the 1996 MoneyGram Agreement. If Agent closes more than 20% of the Additional Locations and does not open at least an equal number of equivalent locations within the same general market area, Amex, at its discretion, may request a refund of a portion of the Signing Bonus ("Refund"). The amount of the Refund that may be requested will be equal to the sum of the Additional Location factors set forth on Schedule 1992A-2 attached hereto and made a part hereof for each closed Additional Location corresponding to the number of months remaining in the 5-year Period multiplied by the total Signing Bonus. The Refund, as computed above, shall be refunded to Amex by Agent within thirty (30) days after notification by Amex.


III. Minimum Annual Commissions. Notwithstanding any provision of the 1996 MoneyGram Agreement to the contrary, Amex agrees to pay Agent a minimum annual aggregate commission with respect to Money Transfer Services conducted for each of the Additional Locations (but only such Additional Locations) as provided in
Schedule 1996A-1 (herein the "Minimum Annual Commission"). Such Minimum Annual Commissions shall be calculated and paid, if applicable, on a calendar quarter basis for each full 12-month period (herein "12-month Period") during the 5-year Period (prorated as necessary), in a sum equal to the amount, if any, by which the sum set forth as the Minimum Annual Commission on Schedule 1996A-1 for such location exceeds Agent's actual commissions earned during such twelve-month period with respect to such location. Such payment will be made within thirty
(30) days after the end of the preceding calendar quarter, provided, however,
                                                           --------  -------
that the aggregate payments for each 12-month Period shall be subject to an annual review and reconciliation and adjustment based on such review and reconciliation. Any amount payable to a party based upon such annual adjustment shall be paid within thirty (30) days following the date a statement of the results of the annual reconciliation and adjustment is submitted to Agent, which in no event will be later than sixty(60) days following the end of the relevant 12-month Period. The records of Amex shall be controlling, but Agent shall have ten (10) days following receipt of such statement in which to challenge it, and if no challenge to such statement is lodged by Agent within such ten-day period, such statement shall be binding and controlling on the parties and no challenge may be made thereafter by Agent. The Minimum Annual Commission shall be payable and paid only if the Additional Location shall conduct Money Transfer Services for the entire 5-year Period. If Agent closes more than 20% of the Additional Locations and does not open at least an equal number of equivalent locations within the same general market area, future payment of the Minimum Annual Commissions for months after the date such determination is made may be decreased by Amex, at its discretion, after notification to Agent. The amount of such decrease will be equal to the sum of the Additional Location factors set forth on Schedule 1996A-2 for each closed Additional Location corresponding to the number of months remaining in the 5-year Period multiplied by the total Minimum Annual Commission.

IV. Term Extension. The base term of the 1996 MoneyGram Agreement currently expires on December 31, 1998 (except as provided in Exhibit B thereto).
                                                    ---------
Notwithstanding the aforesaid general expiration date for the base term of the 1996 MoneyGram Agreement, the term of such agreement with respect to the Additional Locations (and only such locations) shall be deemed and considered extended to the date that coincides with the last day of the 5-Year Period even if such date shall occur after December 31, 1998 or the date to which the base or renewal term of the 1996 MoneyGram Agreement may be generally extended hereafter.

V. Assignment. Notwithstanding any provision to the contrary in Section 12, "Assignment", of the 1996 MoneyGram Agreement, Agent hereby consents to the assignment by Amex of this 1996-A Amendment and 1996 MoneyGram Agreement, but only insofar as it relates and pertains to and governs the Money Transfer Services at the Additional Locations (and only such locations), directly to a third party and/or to Integrated Payment Systems, Inc., a Delaware corporation, and/or its assignee(s). Agent agrees such assignee(s) may provide Money Transfer Services in a different name. Effective with the date of such assignment, Agent releases Amex from any and all claims and obligations under the 1996 MoneyGram Agreement (as so amended at the date of such assignment) insofar as it relates to the Additional Locations. Upon such assignment, the term "Amex" shall be deemed to mean and refer to such assignee(s) thereafter, except for purposes of the release contained in the immediately preceding sentence. Amex may designate any other person or entity as its agent to perform or assist Amex in performance of the services to be provided by Amex with respect to the Additional Locations pursuant to the 1996 MoneyGram Agreement.

VI. Controlling Agreement. Except as amended by or pursuant to this 1996-A Amendment, all other provisions of the 1996 MoneyGram Agreement shall continue in full force and effect, and the parties hereby reaffirm and confirm said 1996 MoneyGram Agreement (as amended hereby) as continuing and binding on each party, provided however, that in the event of any conflict or inconsistency between the
- -------- -------
terms of this 1996-A Amendment and the 1996 MoneyGram Agreement, the provisions of this 1996-A Amendment shall control.

     IN WITNESS WHEREOF, the parties have caused this 1996-A Amendment to be executed and delivered by their authorized officials as of the date first set forth above.

                              ACE CASH EXPRESS, INC.


                              By:   \ss\ Thomas E. Larson
                                         ----------------
                                    Name: Thomas E. Larson
                              Title: Chief Financial Officer

                         AMERICAN EXPRESS TRAVEL RELATED
                         SERVICES COMPANY, INC.

                              By:  Integrated Payment Systems Inc. (Agent)


                              By:  \ss\ Frank J. Ganji
                                    Name:Frank J. Ganji
                                    Title: Office of the President
                                              MoneyGram

             1996-A AMENDMENT TO 1996 MONEYGRAM_ MASTER AGREEMENT
                                    BETWEEN
        AMERICAN EXPRESS TRAVEL RELATED SERVICES, COMPANY INC. ("Amex")
                                      AND
                       ACE CASH EXPRESS, INC. ("Agent")

                               SCHEDULE 1996A-1


                         List of Additional Locations
                                      and
          Signing Bonus and Minimum Annual Commission (Per Location)


              1996-A  AMENDMENT TO 1996 MONEYGRAM MAST AGREEMENT
                                    BETWEEN
       AMERICAN EXPRESS TRAVEL RELATED SERVICES, COMPANY, INC.  ("Amex")
                                      AND
                       ACE CASH EXPRESS, INC. ("Agent")
                               SCHEDULE 1996A-1

              List of additional Locations
                      and
              Signing Bonus and Minimum Annual Commission (Per Location)

                                                                                         Minimum
Center No.   Address                    City         State     ZIP    Signing Bonus  Annual Commission
- ----------   -------                    ----         -----     ---    -------------  -----------------
    482      5806 BELLFORT              HOUSTON        TX     77021      26,027             26,027
    483      4502-A GRIGGS              HOUSTON        TX     77021      42,057             42,057
    484      12603 MARKET STREET        HOUSTON        TX     77015       9,057              9,057
    485      3001 BROADWAY              GALVESTON      TX     77550         973                973
    486      6872 HARRISBURB            HOUSTON        TX     77011      29,057             29,057
    487      108 EAST SOUTHMORE         PASADENA       TX     77502      10,299             10,299
    488      3634-B                     BAYTOWN        TX     77521      18,975             18,975
    489      4400 N. FREEWAY, #151      HOUSTON        TX     77022      17,114             17,114
    490      5815 LOCKWOOD              HOUSTON        TX     77026      25,805             25,805
    491      9420 CULLEN                HOUSTON        TX     77051      19,138             19,138
    492      9150 SOUTH MAIN            HOUSTON        TX     77025      20,106             20,106
    493      8201 WEST BROADWAY         HOUSTON        TX     77025       9,253              9,253
   1335      934-B NORTH COLLINS        ARLINGTON      TX     76001       8,488              8,488
   1336      4749 EAST LANCASTER        FORT WORTH     TX     76103      30,798             30,798
   1337      102 NWEST MAIN STREET      GRAND PRAIRIE  TX     75050       5,903              5,903
   1338      1124 EAST SEMINARY         FORT WORTH     TX     76115       2,711              2,711
   1339      3306 W. CAMP WISDOM        DALLAS         TX     75237       4,940              4,940
   1340      948 MELBOURNE ROAD         HURST          TX     76053          23                 23
             CLOSED LOCATION                                             14,294              14294
                                                                        -------            -------
             TOTAL                                                      295,018            295,018
                                                                        =======            =======

             1996-A AMENDMENT TO 1996 MONEYGRAM_ MASTER AGREEMENT
                                    BETWEEN
        AMERICAN EXPRESS TRAVEL RELATED SERVICES, COMPANY INC. ("Amex")
                                      AND
                       ACE CASH EXPRESS, INC. ("Agent")

                               SCHEDULE 1996A-2

              Signing Bonus Refund Factor (Months Remaining) and
                 Minimum Annual Commission Adjustment Factors

Minimum annual commission adjustment factor
  280,724         Signing Bonus refund factor (months remaining)
  -------         ----------------------------------------------
   26,027   42,057   9,057    973   29,057   10,299   18,975   17,114   25,805   19,138   20,106   9,253   8,488   30,798
   ------   ------   -----   ----   ------   ------   ------   ------   ------   ------   ------   -----   -----   ------
     9.27%   14.98%   3.23%  0.35%   10.35%    3.67%    6.76%    6.10%    9.19%    6.82%    7.16%   3.30%   3.02%   10.97%
 1   0.15%    0.25%   0.05%  0.01%    0.17%    0.06%    0.11%    0.10%    0.15%    0.11%    0.12%   0.05%   0.05%    0.18%
 2   0.31%    0.50%   0.11%  0.01%    0.35%    0.12%    0.23%    0.20%    0.31%    0.23%    0.24%   0.11%   0.10%    0.37%
 3   0.46%    0.75%   0.16%  0.02%    0.52%    0.18%    0.34%    0.30%    0.46%    0.34%    0.36%   0.16%   0.15%    0.55%
 4   0.62%    1.00%   0.22%  0.02%    0.69%    0.24%    0.45%    0.41%    0.61%    0.45%    0.48%   0.22%   0.20%    0.73%
 5   0.77%    1.25%   0.27%  0.03%    0.86%    0.31%    0.56%    0.51%    0.77%    0.57%    0.60%   0.27%   0.25%    0.91%
 6   0.93%    1.50%   0.32%  0.03%    1.04%    0.37%    0.68%    0.61%    0.92%    0.68%    0.72%   0.33%   0.30%    1.10%
 7   1.08%    1.75%   0.38%  0.04%    1.21%    0.43%    0.79%    0.71%    1.07%    0.80%    0.84%   0.38%   0.35%    1.28%
 8   1.24%    2.00%   0.43%  0.05%    1.38%    0.49%    0.90%    0.81%    1.23%    0.91%    0.95%   0.44%   0.40%    1.46%
 9   1.39%    2.25%   0.48%  0.05%    1.55%    0.55%    1.01%    0.91%    1.38%    1.02%    1.07%   0.49%   0.45%    1.65%
10   1.55%    2.50%   0.54%  0.06%    1.73%    0.61%    1.13%    1.02%    1.53%    1.14%    1.19%   0.55%   0.50%    1.83%
11   1.70%    2.75%   0.59%  0.06%    1.90%    0.67%    1.24%    1.12%    1.69%    1.25%    1.31%   0.60%   0.55%    2.01%
12   1.85%    3.00%   0.65%  0.07%    2.07%    0.73%    1.35%    1.22%    1.84%    1.36%    1.43%   0.66%   0.60%    2.19%
13   2.01%    3.25%   0.70%  0.08%    2.24%    0.79%    1.46%    1.32%    1.99%    1.48%    1.55%   0.71%   0.66%    2.38%
14   2.16%    3.50%   0.75%  0.08%    2.42%    0.86%    1.58%    1.42%    2.14%    1.59%    1.67%   0.77%   0.71%    2.56%
15   2.32%    3.75%   0.81%  0.09%    2.59%    0.92%    1.69%    1.52%    2.30%    1.70%    1.79%   0.82%   0.76%    2.74%
16   2.47%    4.00%   0.86%  0.09%    2.76%    0.98%    1.80%    1.63%    2.45%    1.82%    1.91%   0.88%   0.81%    2.93%
17   2.63%    4.24%   0.91%  0.10%    2.93%    1.04%    1.92%    1.73%    2.60%    1.93%    2.03%   0.93%   0.86%    3.11%
18   2.78%    4.49%   0.97%  0.10%    3.11%    1.10%    2.03%    1.83%    2.76%    2.05%    2.15%   0.99%   0.91%    3.29%
19   2.94%    4.74%   1.02%  0.11%    3.28%    1.16%    2.14%    1.93%    2.91%    2.16%    2.27%   1.04%   0.96%    3.47%
20   3.09%    4.99%   1.08%  0.12%    3.45%    1.22%    2.25%    2.03%    3.06%    2.27%    2.39%   1.10%   1.01%    3.66%
21   3.24%    5.24%   1.13%  0.12%    3.62%    1.28%    2.37%    2.13%    3.22%    2.39%    2.51%   1.15%   1.06%    3.84%


Minimum annual commission adjustment factor
  280,724         Signing Bonus refund factor (months remaining)
  -------         ----------------------------------------------
   5,903   2,711   4,940
   -----   -----   -----   ----
    2.10%   0.97%   1.76%  0.01%
 1  0.04%   0.02%   0.03%  0.00%
 2  0.07%   0.03%   0.06%  0.00%
 3  0.11%   0.05%   0.09%  0.00%
 4  0.14%   0.06%   0.12%  0.00%
 5  0.18%   0.08%   0.15%  0.00%
 6  0.21%   0.10%   0.18%  0.00%
 7  0.25%   0.11%   0.21%  0.00%
 8  0.28%   0.13%   0.23%  0.00%
 9  0.32%   0.14%   0.26%  0.00%
10  0.35%   0.16%   0.29%  0.00%
11  0.39%   0.18%   0.32%  0.00%
12  0.42%   0.19%   0.35%  0.00%
13  0.46%   0.21%   0.38%  0.00%
14  0.49%   0.23%   0.41%  0.00%
15  0.53%   0.24%   0.44%  0.00%
16  0.56%   0.26%   0.47%  0.00%
17  0.60%   0.27%   0.50%  0.00%
18  0.63%   0.29%   0.53%  0.00%
19  0.67%   0.31%   0.56%  0.00%
20  0.70%   0.32%   0.59%  0.00%
21  0.74%   0.34%   0.62%  0.00%


Minimum annual commission adjustment factor
  280,724         Signing Bonus refund factor (months remaining)
  -------         ----------------------------------------------
   26,027   42,057   9,057    973   29,057   10,299   18,975   17,114   25,805   19,138   20,106   9,253   8,488   30,798
   ------   ------   -----   ----   ------   ------   ------   ------   ------   ------   ------   -----   -----   ------
22   3.40%    5.49%   1.18%  0.13%    3.80%    1.35%    2.48%    2.24%    3.37%    2.50%    2.63%   1.21%   1.11%    4.02%
23   3.55%    5.74%   1.24%  0.13%    3.97%    1.41%    2.59%    2.34%    3.52%    2.61%    2.75%   1.26%   1.16%    4.21%
24   3.71%    5.99%   1.29%  0.14%    4.14%    1.47%    2.70%    2.44%    3.68%    2.73%    2.86%   1.32%   1.21%    4.39%
25   3.86%    6.24%   1.34%  0.14%    4.31%    1.53%    2.82%    2.54%    3.83%    2.84%    2.98%   1.37%   1.26%    4.57%
26   4.02%    6.49%   1.40%  0.15%    4.49%    1.59%    2.93%    2.64%    3.98%    2.95%    3.10%   1.43%   1.31%    4.75%
27   4.17%    6.74%   1.45%  0.16%    4.66%    1.65%    3.04%    2.74%    4.14%    3.07%    3.22%   1.48%   1.36%    4.94%
28   4.33%    6.99%   1.51%  0.16%    4.83%    1.71%    3.15%    2.84%    4.29%    3.18%    3.34%   1.54%   1.41%    5.12%
29   4.48%    7.24%   1.56%  0.17%    5.00%    1.77%    3.27%    2.95%    4.44%    3.30%    3.46%   1.59%   1.46%    5.30%
30   4.64%    7.49%   1.61%  0.17%    5.18%    1.83%    3.38%    3.05%    4.60%    3.41%    3.58%   1.65%   1.51%    5.49%
31   4.79%    7.74%   1.67%  0.18%    5.35%    1.90%    3.49%    3.15%    4.75%    3.52%    3.70%   1.70%   1.56%    5.67%
32   4.94%    7.99%   1.72%  0.18%    5.52%    1.96%    3.60%    3.25%    4.90%    3.64%    3.82%   1.76%   1.61%    5.85%
33   5.10%    8.24%   1.77%  0.19%    5.69%    2.02%    3.72%    3.35%    5.06%    3.75%    3.94%   1.81%   1.66%    6.03%
34   5.25%    8.49%   1.83%  0.20%    5.87%    2.08%    3.83%    3.45%    5.21%    3.86%    4.06%   1.87%   1.71%    6.22%
35   5.41%    8.74%   1.88%  0.20%    6.04%    2.14%    3.94%    3.56%    5.36%    3.98%    4.18%   1.92%   1.76%    6.40%
36   5.56%    8.99%   1.94%  0.21%    6.21%    2.20%    4.06%    3.66%    5.52%    4.09%    4.30%   1.98%   1.81%    6.58%
37   5.72%    9.24%   1.99%  0.21%    6.38%    2.26%    4.17%    3.76%    5.67%    4.20%    4.42%   2.03%   1.86%    6.77%
38   5.87%    9.49%   2.04%  0.22%    6.56%    2.32%    4.28%    3.86%    5.82%    4.32%    4.54%   2.09%   1.91%    6.95%
39   6.03%    9.74%   2.10%  0.23%    6.73%    2.38%    4.39%    3.96%    5.97%    4.43%    4.66%   2.14%   1.97%    7.13%
40   6.18%    9.99%   2.15%  0.23%    6.90%    2.45%    4.51%    4.06%    6.13%    4.54%    4.77%   2.20%   2.02%    7.31%
41   6.34%   10.24%   2.20%  0.24%    7.07%    2.51%    4.62%    4.17%    6.28%    4.66%    4.89%   2.25%   2.07%    7.50%
42   6.49%   10.49%   2.26%  0.24%    7.25%    2.57%    4.73%    4.27%    6.43%    4.77%    5.01%   2.31%   2.12%    7.68%
43   6.64%   10.74%   2.31%  0.25%    7.42%    2.63%    4.84%    4.37%    6.59%    4.89%    5.13%   2.36%   2.17%    7.86%
44   6.80%   10.99%   2.37%  0.25%    7.59%    2.69%    4.96%    4.47%    6.74%    5.00%    5.25%   2.42%   2.22%    8.05%
45   6.95%   11.24%   2.42%  0.26%    7.76%    2.75%    5.07%    4.57%    6.89%    5.11%    5.37%   2.47%   2.27%    8.23%
46   7.11%   11.49%   2.47%  0.27%    7.94%    2.81%    5.18%    4.67%    7.05%    5.23%    5.49%   2.53%   2.32%    8.41%
47   7.26%   11.74%   2.53%  0.27%    8.11%    2.87%    5.29%    4.78%    7.20%    5.34%    5.61%   2.58%   2.37%    8.59%
48   7.42%   11.99%   2.58%  0.28%    8.28%    2.93%    5.41%    4.88%    7.35%    5.45%    5.73%   2.64%   2.42%    8.78%
49   7.57%   12.23%   2.63%  0.28%    8.45%    3.00%    5.52%    4.98%    7.51%    5.57%    5.85%   2.69%   2.47%    8.96%
50   7.73%   12.48%   2.69%  0.29%    8.63%    3.06%    5.63%    5.08%    7.66%    5.68%    5.97%   2.75%   2.52%    9.14%
51   7.88%   12.73%   2.74%  0.29%    8.80%    3.12%    5.75%    5.18%    7.81%    5.79%    6.09%   2.80%   2.57%    9.33%
52   8.04%   12.98%   2.80%  0.30%    8.97%    3.18%    5.86%    5.28%    7.97%    5.91%    6.21%   2.86%   2.62%    9.51%
53   8.19%   13.23%   2.85%  0.31%    9.14%    3.24%    5.97%    5.39%    8.12%    6.02%    6.33%   2.91%   2.67%    9.69%
54   8.34%   13.48%   2.90%  0.31%    9.32%    3.30%    6.08%    5.49%    8.27%    6.14%    6.45%   2.97%   2.72%    9.87%
55   8.50%   13.73%   2.96%  0.32%    9.49%    3.36%    6.20%    5.59%    8.43%    6.25%    6.57%   3.02%   2.77%   10.06%
56   8.65%   13.98%   3.01%  0.32%    9.66%    3.42%    6.31%    5.69%    8.58%    6.36%    6.68%   3.08%   2.82%   10.24%

Minimum annual commission adjustment factor
  280,724         Signing Bonus refund factor (months remaining)
  -------         ----------------------------------------------
    5,903   2,711   4,940
    -----   -----   -----   ----
22   0.77%   0.35%   0.65%  0.00%
23   0.81%   0.37%   0.67%  0.00%
24   0.84%   0.39%   0.70%  0.00%
25   0.88%   0.40%   0.73%  0.00%
26   0.91%   0.42%   0.76%  0.00%
27   0.95%   0.43%   0.79%  0.00%
28   0.98%   0.45%   0.82%  0.00%
29   1.02%   0.47%   0.85%  0.00%
30   1.05%   0.48%   0.88%  0.00%
31   1.09%   0.50%   0.91%  0.00%
32   1.12%   0.52%   0.94%  0.00%
33   1.16%   0.53%   0.97%  0.00%
34   1.19%   0.55%   1.00%  0.00%
35   1.23%   0.56%   1.03%  0.00%
36   1.26%   0.58%   1.06%  0.00%
37   1.30%   0.60%   1.09%  0.01%
38   1.33%   0.61%   1.11%  0.01%
39   1.37%   0.63%   1.14%  0.01%
40   1.40%   0.64%   1.17%  0.01%
41   1.44%   0.66%   1.20%  0.01%
42   1.47%   0.68%   1.23%  0.01%
43   1.51%   0.69%   1.26%  0.01%
44   1.54%   0.71%   1.29%  0.01%
45   1.58%   0.72%   1.32%  0.01%
46   1.61%   0.74%   1.35%  0.01%
47   1.65%   0.76%   1.38%  0.01%
48   1.68%   0.77%   1.41%  0.01%
49   1.72%   0.79%   1.44%  0.01%
50   1.75%   0.80%   1.47%  0.01%
51   1.79%   0.82%   1.50%  0.01%
52   1.82%   0.84%   1.53%  0.01%
53   1.86%   0.85%   1.55%  0.01%
54   1.89%   0.87%   1.58%  0.01%
55   1.93%   0.89%   1.61%  0.01%
56   1.96%   0.90%   1.64%  0.01%

Minimum annual commission adjustment factor
  280,724         Signing Bonus refund factor (months remaining)
  -------         ----------------------------------------------
   26,027   42,057   9,057    973   29,057   10,299   18,975   17,114   25,805   19,138   20,106   9,253   8,488   30,798
   ------   ------   -----   ----   ------   ------   ------   ------   ------   ------   ------   -----   -----   ------
57   8.81%   14.23%   3.06%  0.33%    9.83%    3.49%    6.42%    5.79%    8.73%    6.48%    6.80%   3.13%   2.87%   10.42%
58   8.96%   14.48%   3.12%  0.34%   10.01%    3.55%    6.53%    5.89%    8.89%    6.59%    6.92%   3.19%   2.92%   10.61%
59   9.12%   14.73%   3.17%  0.34%   10.18%    3.61%    6.65%    5.99%    9.04%    6.70%    7.04%   3.24%   2.97%   10.79%

Minimum annual commission adjustment factor
  280,724         Signing Bonus refund factor (months remaining)
  -------         ----------------------------------------------
   5,903   2,711   4,940
   -----   -----   -----   ----
57  2.00%   0.92%   1.67%  0.01%
58  2.03%   0.93%   1.70%  0.01%
59  2.07%   0.95%   1.73%  0.01%
